THE PBHG FUNDS, INC.

                    SUPPLEMENT DATED DECEMBER 9, 1997 TO THE
            PROSPECTUS FOR THE PBHG CLASS SHARES DATED JUNE 30, 1997

This Supplement updates certain information contained in the above-dated Prospectus. You should retain both this Supplement and the Prospectus for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 1-800-433-0051.

Effective December 9, 1997, Gary D. Haubold, CFA, replaces James H. Farrell, CFA, as Portfolio Manager of the PBHG Large Cap Value Fund. Information concerning Mr. Haubold is presented on page 35 of the Prospectus under "Newbold's Asset Management, Inc."

On page 9 of the Prospectus, the second sentence of the second paragraph under "PBHG Emerging Growth Fund" is changed to read in its entirety as follows:

"The Portfolio reserves the right to invest, in the aggregate, up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada and, for hedging purposes only, to purchase and sell options on stocks or stock indices."